UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2024

AMERIGUARD SECURITY SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-173039	99-0363866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5470 W. Spruce Avenue, Suite 102

Fresno, CA 93722

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (559) 271-5984

N/A

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On May 3, 2024, the Securities and Exchange Commission (the “Commission”) entered an order instituting settled administrative and cease-and-desist proceedings against BF Borgers and its sole audit partner, Benjamin F. Borgers CPA, permanently barring Mr. Borgers and BF Borgers from appearing or practicing before the Commission as an accountant (the “Order”). As a result of the Order, BF Borgers may no longer serve as the independent registered public accounting firm for Ameriguard Securities Services Inc. (“AGSS”), nor can BF Borgers issue any audit reports included in Commission filings or provide consents with respect to audit reports. In light of the Order, on May 6, 2024, the Board of Directors of AGSS terminated the engagement of BF Borgers as its independent registered accounting firm.

BF Borgers’s reports on AGSS’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) and no “reportable event” occurred (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2023 and 2022 and the subsequent interim period up to and including May 6, 2024, the date of BF Borgers’s dismissal, between AGSS and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference to the subject matter of the disagreement in connection with their report on AGSS’s financial statements for those periods.

In the May 3, 2024 “Staff Statement on the Issuer Disclosure and Reporting Obligations in Light of Rule 102(e) Order Against BF Borgers CPA PC” (the “Staff Statement”), the Commission advised registrants that they may indicate in their Commission filing that BF Borgers is not currently permitted to appear or practice before the Commission for reasons described in the Order, in lieu of including a letter from BF Borgers stating whether it agrees with our disclosures under Item 304 of Regulation S-K. In light of the Order and the Staff Statement, we are not requesting BF Borgers to furnish the Company with such letter.

(b) Engagement of New Independent Registered Accounting Firm

On May 8, 2024, the Board of Directors of AGSS appointed Bush & Associates CPA, LLC (“Bush & Associates”) as AGSS’s new independent registered accounting firm. During AGSS’s two most recent fiscal years and through May 8, 2024, neither AGSS nor anyone acting on AGSS’s behalf consulted Bush & Associates with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 09, 2024

Ameriguard Security Services Inc.

/s/ Lawrence Garcia
By:	Lawrence Garcia
Title:	President

2